FINANCIAL INCOME (EXPENSES), net	12 Months Ended
Dec. 31, 2023
FINANCIAL INCOME (EXPENSES), net
FINANCIAL INCOME (EXPENSES), net

NOTE 23 - FINANCIAL INCOME (EXPENSES), net:

	Year Ended December 31,
	2023	2022	2021

	U.S dollars in thousands
Financial income:
Fair value gains on derivative financial instruments	—	13,422	—
Gains on extinguishment of debt obligations by transfer of the rights in Movantik	20,585	—	—
Other Income	210	—	—
Interest from bank deposits	94	140	51
	20,889	13,562	51
Financial expenses:
Interest for lease liabilities	367	430	395
Issuance cost in respect of warrants	2,034	958	—
Loss from changes in exchange rates	115	40	28
Fair value loss on derivative financial instruments	5,569	—	—
Loss from modification of warrants terms as part of a new issuance, see notes 17(b) and 17(d)	1,459	—	—
Interest expenses related to borrowing and payable in respect of intangible assets purchase	—	40,903	16,172
Other	61	56	65
	9,605	42,387	16,660
Financial income (expenses), net	11,284	(28,825)	(16,609)

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